Exhibit 1.01

Implant Sciences Corporation

Conflict Minerals Report

For the Year Ended December 31, 2015

1.

Background

The United States Securities and Exchange Commission (“SEC”) adopted rules, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank’), that require us to file with the  SEC a report disclosing whether our products contain certain “Conflict Minerals” which are necessary to the functionality or production of our products.  Rule 13p-1 (the “Rule”), promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires registrants who file reports with the SEC under Sections 13(a) or 15(d) of the Exchange Act whose manufactured products contain minerals specified in the Rule  that are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten and gold.

If a registrant can establish that the conflict minerals in its products originated from sources other than the Democratic Republic of the Congo or an adjoining country, specifically Angola, Burundi, Central African Republic, the Republic of Congo, Rwanda, South Sudan, Tanzania, Uganda, Zambia (collectively, together with the Democratic Republic of the Congo, the “Covered Countries”), or from recycled or scrap sources, the registrant must submit a specialized disclosure report under Form SD that describes the steps that the registrant took to determine the origin of the conflict minerals in it products.

If a registrant has reason to believe that any of its conflict minerals may have originated from the Covered Countries, or if the registrant is unable to determine the country of origin of those conflict minerals, then the registrant must exercise due diligence on the conflict minerals’ source and chain of custody, and must annually submit a Conflict Minerals Report to the SEC that includes a description of those due diligence measures.

This is the Conflict Minerals Report for Implant Sciences Corporation (“Implant Sciences”, “we”, “us” or “our”), for the calendar year 2015 filed with the Securities and Exchange Commission pursuant to Rule 13p-1 under the Securities Exchange Act of 1934.  This report describes our conflict minerals process and the conclusions we have reached regarding our use of conflict minerals.

The report presented herein has been prepared by the management of Implant Sciences and  has not been audited by an independent private sector auditor, as provided by Rule 13p-1, if a registrant’s products are “DRC conflict undeterminable” and the registrant is a smaller reporting company, then such audit is not required.

2.

Company Overview

Implant Sciences Corporation develops, manufactures and sells sophisticated sensors and systems for the security, safety and defense industries. Our products are marketed and sold to a growing number of locations domestically and internationally.  These systems are used by private companies and government agencies to screen baggage, cargo, other objects and people for the detection of trace amounts of explosives and narcotics.

3.

Products Overview

We have developed proprietary technologies used in explosives and narcotics trace detection (“ETD” and “NTD”, respectively) applications and market and sell handheld ETD and benchtop ETD and NTD systems that use our proprietary technologies.  Our trace detection devices incorporate electrical components, printed circuit boards and wiring, which often require the use of tin, tungsten, tantalum and gold in their manufacture.

We have determined that during the 2015 calendar year, our products, manufactured under contract for us or by us, contain conflict minerals, as the term is defined by Rule 13p-1 under the Securities Exchange Act, due to the presence of such minerals in parts obtained from suppliers, either contract manufacturers or manufacturers that supply component parts that we use in the assembly of our products. Implant Sciences is not a vertically integrated manufacturer and instead focuses on systems integration through the purchase of component parts and is therefore several layers removed from the actual mining of conflict minerals.  We do not make purchases of raw ore or unrefined conflict minerals and make no purchases in the Democratic Republic of the Congo or any of the adjoining countries.

4.

Supply Chain Overview

We do not have a direct relationship with conflict mineral smelters and refiners. We rely on our direct suppliers to provide information on the origin of conflict minerals contained in our products that are manufactured for us and in components which are included in our products.  We conducted a survey of substantially all of our suppliers. The methods we used to determine the origin of conflict minerals in our products included:

•

sending letters to our direct suppliers, explaining the rule;

•

soliciting survey responses from our contract manufacturer and component suppliers, using the Conflict Minerals Reporting Template designed by the Electronic Industry Citizenship Coalitions and Global e-Sustainability Initiative;

•

engaged a third-party data collection company to collect current data from our suppliers;

•

reviewing responses that we have received from our suppliers and following up on inconsistent, incomplete and inaccurate responses; and,

•

sending reminders to suppliers who did not respond to our request for information.

5.

Reasonable Country of Origin Inquiry and Conclusion

We conducted an analysis of our products and determined that conflict minerals, which are tin, tantalum, tungsten and gold can be found in our products and are necessary to the functionality or production of those products.  Therefore, we are subject to the reporting obligation of Rule 13p-1.

We conducted a survey of our suppliers using a template developed by the Electronics Industry Citizenship Coalition and the Global e-Sustainability Initiative, known as the Conflict Minerals Reporting Template.  The template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain.  It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use.  In addition, the template contains questions about the origin of the conflict minerals included in their products, as well as supplier due diligence.

We engaged SiliconExpert Technologies, Inc. to among other matters, solicit our suppliers for Conflict Mineral content in the products or components they supply us, track solicitation efforts; review supplier responses and contact suppliers to obtain corrections or additional information, as may be required;

maintain Conflict Mineral responses from our supplier base; and, bring unresponsive suppliers to our attention.

Despite having conducted a good faith reasonable country of origin inquiry and due diligence process, we currently do not have sufficient information from our suppliers or other sources to determine the country of origin of the conflict minerals used in our products or identify the facilities used to process those conflict minerals.  Therefore, we cannot exclude the possibility that some of the conflict minerals contained in our products may have originated in the Democratic Republic of the Congo or any of the adjoining countries and are not from recycled or scrap sources.

Using our supply chain due diligence process, we hope to further develop transparency in our supply chain.

6.

Management Systems

Conflict Minerals Committee

We have established a Conflict Minerals Committee which is overseen by the Chief Financial Officer and includes subject matter experts from our supply chain and engineering functions.  The Conflict Minerals Committee is responsible for implementing our Conflict Minerals Policy and is led by our Vice President, Supply Chain.

Records Maintenance

We have retained all relevant documentation from our Reasonable Country of Origin Inquiry.

Conflict Minerals Policy

We have established and committed to a company statement that explains the importance of the conflict minerals issue and our responsibility for addressing conflict minerals in our supply chain. We have adopted the following Conflict Minerals Policy:

On August 22, 2012, the United States Securities and Exchange Commission (“SEC”) announced the adoption of final rules relating to “Conflict Minerals” under Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Conflict Mineral Rules”).

The purpose of the Conflict Mineral Rules is to discourage the use of minerals that may be financing the violent conflict within the Democratic Republic of the Congo and adjoining countries.

“Conflict Minerals” are gold, columbite-tantalite, cassiterite, wolframite, or their derivatives, which are currently limited to tin, tantalum, tungsten and gold, regardless of their source.  Conflict minerals  that can lead to adverse consequences under the Conflict Minerals Rules are those that originate in (or are mined from) the Democratic Republic of the Congo and/or the following adjoining countries (Angola, Burundi, Central Africa Republic, Republic of the Congo, Rwanda, Sudan, Tanzania, Uganda, and Zambia) (“DRC Conflict Minerals”).

Implant Sciences is committed to operating in a socially responsible manner.  It is our policy to refrain from purchasing DRC Conflict Minerals that may finance or benefit armed groups in the Democratic Republic of the Congo or an adjoining country, directly or indirectly from any sources. It is our requirement that suppliers not supply Implant Sciences with any products that the supplier cannot certify as “DRC conflict free” within the meaning of the Conflict Mineral Rules.

Implant Sciences requires that its suppliers establish due diligence programs to ensure a supply chain that results in products that are “DRC conflict free”. Suppliers must provide assurance to Implant Sciences that all products supplied to Implant Sciences are “DRC conflict free” in accordance with the Conflict Minerals Rules.

Our policy is publically available on our website at www.implantsciences.com under the link “Investors“, “Corporate Governance,” and “Conflict Mineral Policy.”

Code of Business Conduct and Ethics and Compliance Program

Our Code of Business Conduct and Ethics and Compliance Program outlines expected behavior for all our employees, which is available on our website, www.implantsciences.com under the link “Investors,” “Corporate Governance,” and “Code of Ethics.”

7.

Due Diligence

Design of Due Diligence

Our due diligence process and efforts have been designed to conform, in all material respects, with the framework in The Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High Risk Areas and the related Supplements for tin, tantalum, tungsten and gold. Through the engagement of SiliconExpert Technologies, Inc. and our internal efforts, we surveyed substantially all of our direct and indirect suppliers utilizing the CFSI Conflict Minerals Reporting Template. Each supplier we surveyed was required to provide:

•

Electronic Industry Citizen Coalition Template

•

Certificate of Compliance

•

Conflict Minerals Policy

•

Conflict Minerals Statement

•

Responsibility or Sustainability Report

•

Determination of Conflict Mineral Status “DRC Conflict Free,” “Not DRC Conflict Free,” “DRC Conflict Undeterminable,” “Not Affected or Unknown.”

•

Amount of Received / Completed Reporting Templates

•

Smelter and miner information at the substance level.

Due Diligence Process

•

We reviewed the bill of materials for our products to identify the component parts which were likely to contain conflict minerals.

•

Our sourcing department compiled a list of manufacturers who provided the component parts which were likely to contain conflict minerals.

•

We surveyed our suppliers directly and contracted with a third-party to conduct the data collection.

•

Each supplier was asked to complete the Electronic Industry Citizenship Coalition global e-Sustainability Initiative Conflict Minerals Reporting Template.

•

All data collected by the third-party contractor was accessible to us.

Due Diligence Results

We surveyed 94 suppliers who we identified as having conflict minerals in the components they supplied to us and received responses in the Electronic Industry Citizenship Coalition template from 98%

of the suppliers surveyed.  Follow-up inquiries to each supplier who did not respond to our initial survey have been conducted by us or SiliconExpert Technologies, Inc.  We reviewed the responses against criteria developed to determine which responses required further review with our suppliers and have identified three (3) responses that we have not been able validate or complete our review of. Many of our suppliers were unable to represent to us that the entities they listed had actually been included in components they supplied to us.  We have therefore elected to present only the smelter and refiner names identified by the CFSI in this report (Table 1).

Because a majority of our suppliers are unable to determine the origin of the conflict minerals, we have concluded that our supply chain is “DRC conflict undeterminable”.  We reached this determination because we have been unable to determine the origin of all of the conflict minerals used in our products and the facilities used to process them.

8.

Risk Mitigation – Improvement Program

We intend to take the following steps to improve our due diligence process and to gather additional information which will assist us to determine whether the conflict minerals we use benefits armed groups contributing to human rights violations and mitigate that risk:

•

we need to augment our conflict minerals management systems, identify and assess risks in our supply chain and implement a strategy to respond to the risks identified.

•

as we enter into new contracts or renew contacts with our suppliers, we will require supplier certifications that (1) they will not sell any products to us that contain conflict minerals from the Democratic Republic of the Congo or any of the adjoining countries, (2) they will undertake due diligence and investigation to ensure compliance with clause (1) and (3) provide us with certificates or other evidence of compliance.

•

enhance our supplier communication to include disseminating our Conflict Minerals Policy to our suppliers and adding a Conflict Policy Statement to our purchase order terms and conditions.

•

attempt to validate supplier responses using information collected from independent conflict free smelter validation programs such as the Electronic Industry Citizenship Coalition and Global e-Sustainability Initiative Conflict Free Smelter Program.

Table 1. Smelters recognized by the CFSI reported in Implant Sciences Corporation products.

Metal	Smelter Name	Smelter Country	Smelter ID
Gold	Advanced Chemical Company	UNITED STATES	CID000015
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN	CID000028
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	CID000058
Gold	Argor-Heraeus SA	SWITZERLAND	CID000077
Gold	Asahi Pretec Corporation	JAPAN	CID000082
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Aurubis AG	GERMANY	CID000113
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Bauer Walser AG	GERMANY	CID000141
Gold	Boliden AB	SWEDEN	CID000157
Gold	C. Hafner Gmbh + Co. KG	GERMANY	CID000176
Gold	Caridad	MEXICO	CID000180
Gold	CCR Refinery – Glencore Canada Corporation	CANADA	CID000185
Gold	Cendres & Métaux SA	SWITZERLAND	CID000189
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	China National Gold Group Corporation	CHINA	CID000242
Gold	Chugai Mining	JAPAN	CID000264
Gold	Colt Refining	UNITED STATES	CID000288
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328
Gold	DaeryongENC	KOREA, REPUBLIC OF	CID000333
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359
Gold	DODUCO GmbH	GERMANY	CID000362
Gold	Dowa	JAPAN	CID000401
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	CID000522
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Heraeus Ltd. Hong Kong	HONG KONG	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767

Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	CID000778
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Gold	Jiangxi Copper Company Limited	CHINA	CID000855
Gold	Asahi Refining USA Inc.	UNITED STATES	CID000920
Gold	Asahi Refining Canada Limited	CANADA	CID000924
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralectromed	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Kazzinc Ltd	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF	CID000988
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	L' azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	Lingbao Gold Company Limited	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Materion	UNITED STATES	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies SA	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	Elemetal Refining, LLC	UNITED STATES	CID001322
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	CID001326
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328

Gold	PAMP SA	SWITZERLAND	CID001352
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA	CID001362
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	PX Précinox SA	SWITZERLAND	CID001498
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA	CID001512
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	Sabin Metal Corp.	UNITED STATES	CID001546
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF	CID001562
Gold	Schone Edelmetaal B.V.	NETHERLANDS	CID001573
Gold	SEMPSA Joyería Platería SA	SPAIN	CID001585
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Gold	So Accurate Group, Inc.	UNITED STATES	CID001754
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916
Gold	Tokuriki Honten Co., Ltd	JAPAN	CID001938
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Gold	Umicore Brasil Ltda	BRAZIL	CID001977
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993
Gold	Valcambi SA	SWITZERLAND	CID002003
Gold	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Gold	Zhongjin Gold Corporation Limited	CHINA	CID002224
Gold	Zhuzhou Cemented Carbide	CHINA	CID002232
Gold	Zijin Mining Group Co. Ltd	CHINA	CID002243
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307

Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Gold	Faggi Enrico S.p.A.	ITALY	CID002355
Gold	CV Venus Inti Perkasa	INDONESIA	CID002455
Gold	Geib Refining Corporation	UNITED STATES	CID002459
Gold	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	Republic Metals Corporation	UNITED STATES	CID002510
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511
Gold	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Gold	Singway Technology Co., Ltd.	TAIWAN	CID002516
Gold	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Sudan Gold Refinery	SUDAN	CID002567
Gold	KEMET Blue Powder	UNITED STATES	CID002568
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	Tony Goetz NV	BELGIUM	CID002587
Gold	Niagara Refining LLC	UNITED STATES	CID002589
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	CID002647
Gold	Metallo-Chimique N.V.	BELGIUM	CID002773
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Gold	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815
Gold	An Thai Minerals Company Limited	VIET NAM	CID002825
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
Tantalum	Duoluoshan	CHINA	CID000410
Tantalum	Exotech Inc.	UNITED STATES	CID000456
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	Global Advanced Metals	UNITED STATES	CID000564
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Tantalum	H.C. Starck Group	GERMANY	CID000654
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES	CID000731
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	Kemet Blue Powder	UNITED STATES	CID000963

Tantalum	King-Tan Tantalum Industry Ltd.	CHINA	CID000973
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076
Tantalum	Metallurgical Products India (Pvt.) Ltd.	INDIA	CID001163
Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001192
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Plansee	AUSTRIA	CID001368
Tantalum	QuantumClean	UNITED STATES	CID001508
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA	CID001522
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemicals	JAPAN	CID001869
Tantalum	Telex	UNITED STATES	CID001891
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	CID001969
Tantalum	Umicore Brasil Ltda.	BRAZIL	CID001977
Tantalum	Zhuzhou Cemented Carbide	CHINA	CID002232
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307
Tantalum	Guangdong Jinding Gold Limited	CHINA	CID002312
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Jiangxi Richsea New Materials Co., Ltd.	CHINA	CID002493
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501
Tantalum	D Block Metals, LLC	UNITED STATES	CID002504
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	Phoenix Metal Ltd.	RWANDA	CID002507
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tantalum	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tantalum	KEMET Blue Metals	MEXICO	CID002539
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540
Tantalum	H.C. Starck GmbH	GERMANY	CID002541
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Inc.	UNITED STATES	CID002548
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550
Tantalum	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tantalum	Plansee	AUSTRIA	CID002556

Tantalum	Global Advanced Metals Boyertown	UNITED STATES	CID002557
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Tantalum	KEMET	UNITED STATES	CID002568
Tantalum	CV Ayi Jaya	INDONESIA	CID002570
Tantalum	Tranzact, Inc.	UNITED STATES	CID002571
Tantalum	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tantalum	CV Dua Sekawan	INDONESIA	CID002592
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM	CID002705
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706
Tantalum	SAAMP	FRANCE	CID002761
Tantalum	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	CID000228
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000278
Tin	Alpha	UNITED STATES	CID000292
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	PT Justindo	INDONESIA	CID000307
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	CV Serumpun Sebalai	INDONESIA	CID000313
Tin	CV United Smelting	INDONESIA	CID000315
Tin	Complejo Metalurgico Vinto S.A.	Bolivia	CID000438
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448
Tin	Feinhütte Halsbrücke GmbH	GERMANY	CID000466
Tin	Fenix Metals	POLAND	CID000468
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	CID000760
Tin	Jiangxi Nanshan	CHINA	CID000864
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	CID001063
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136
Tin	Metallic Resources, Inc.	UNITED STATES	CID001142
Tin	Metallo Chimique	BELGIUM	CID001143
Tin	Mineração Taboca S.A.	BRAZIL	CID001173
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA	CID001179
Tin	Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	PERU	CID001182
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191

Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	CID001305
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	Operaciones Metalurgical S.A.	BOLIVIA	CID001337
Tin	PT Alam Lestari Kencana	INDONESIA	CID001393
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Bangka Kudai Tin	INDONESIA	CID001409
Tin	PT Bangka Putra Karya	INDONESIA	CID001412
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT BilliTin Makmur Lestari	INDONESIA	CID001424
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT HP Metals Indonesia	INDONESIA	CID001434
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Fang Di MulTindo	INDONESIA	CID001442
Tin	PT Karimun Mining	INDONESIA	CID001448
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Seirama Tin investment	INDONESIA	CID001466
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	CID001482
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	Rui Da Hung	TAIWAN	CID001539
Tin	Soft Metais, Ltda.	BRAZIL	CID001758
Tin	Thaisarco	THAILAND	CID001898
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Tin	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Tin	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158

Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA	CID002180
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Geib Refining Corporation	UNITED STATES	CID002459
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	PT Wahana Perkit Jaya	INDONESIA	CID002479
Tin	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tin	Melt Metais e Ligas S/A	BRAZIL	CID002500
Tin	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	D Block Metals, LLC	UNITED STATES	CID002504
Tin	Phoenix Metal Ltd.	RWANDA	CID002507
Tin	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tin	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531
Tin	CV DS Jaya Abadi	INDONESIA	CID002570
Tin	Tranzact, Inc.	UNITED STATES	CID002571
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Tin	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578
Tin	CV Dua Sekawan	INDONESIA	CID002592
Tin	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Avon Specialty Metals Ltd	UNITED KINGDOM	CID002705
Tin	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706
Tin	Metallo-Chimique N.V.	BELGIUM	CID002773
Tin	Elmet S.L.U. (Metallo Group)	SPAIN	CID002774
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	SAXONIA Edelmetalle GmbH	GERMANY	CID002777
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID002821
Tin	An Thai Minerals Company Limited	VIET NAM	CID002825
Tin	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES	CID002827
Tin	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830
Tin	Moliren Ltd	RUSSIAN FEDERATION	CID002845

Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	CID002849
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004
Tungsten	Kennametal Huntsville	UNITED STATES	CID000105
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	CID000568
Tungsten	HC Starck GmbH	GERMANY	CID000683
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA	CID000769
Tungsten	Japan New Metals Co Ltd	JAPAN	CID000825
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Kennametal Fallon	UNITED STATES	CID000966
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011
Tungsten	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION	CID002047
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
Tungsten	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Umicore Precious Metals Thailand	THAILAND	CID002314
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Tungsten Industry Co Ltd	CHINA	CID002317
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Faggi Enrico S.p.A.	ITALY	CID002355
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Melt Metais e Ligas S/A	BRAZIL	CID002500
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515

Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518
Tungsten	PT Inti Stania Prima	INDONESIA	CID002530
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION	CID002532
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538
Tungsten	KEMET Blue Metals	MEXICO	CID002539
Tungsten	H.C. Starck GmbH	GERMANY	CID002541
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543
Tungsten	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Plansee SE Reutte	AUSTRIA	CID002556
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	CID002578
Tungsten	T.C.A S.p.A	ITALY	CID002580
Tungsten	Niagara Refining LLC	UNITED STATES	CID002589
Tungsten	E.S.R. Electronics	UNITED STATES	CID002590
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tungsten	PT Cipta Persada Mulia	INDONESIA	CID002696
Tungsten	PT Sukses Inti Makmur	INDONESIA	CID002816
Tungsten	PT Kijang Jaya Mandiri	INDONESIA	CID002829
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Tungsten	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tungsten	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Tungsten	Gejiu Fengming Metalurgy Chemical Plant	CHINA	CID002848